UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 3, 2013
Date of Report (Date of earliest event reported)

1st Financial Services Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

		Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 9.01	Financial Statements and Exhibits	3

Signatures		4

Item 1.01  Entry into a Material Definitive Agreement

As previously disclosed in a Current Report on Form 8-K filed by 1st Financial Services Corporation (the Company), on August 5, 2013, Holly L. Schreiber, informed the Board of Directors of the Company of her decision to resign her positions of Executive Vice President, Chief Financial Officer, and Treasurer of the Company and its wholly owned subsidiary, Mountain 1st Bank & Trust Company.  Ms. Schreiber’s resignation will become effective on September 4, 2013.  Notwithstanding her resignation, Ms. Schreiber will continue to provide assistance to the Company on a consultancy basis, as provided in the Independent Contractor Consulting Agreement, a copy of which is attached as Exhibit 99.1, and is incorporated herein by reference.”

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Independent Contractor Consulting Agreement among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Go Beyond Success, LLC, dated August 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: September 3, 2013	By:	/s/ Michael G. Mayer
Michael G. Mayer
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Independent Contractor Consulting Agreement among 1st Financial Services Corporation, Mountain 1st Bank & Trust Company, and Go Beyond Success, LLC, dated August 14, 2013